FOR IMMEDIATE RELEASE

RCS Capital Corporation to Host Second Quarter Earnings Call July 25, 2013

New York, New York, July 16, 2013 – RCS Capital Corporation (“RCAP”) (NYSE: RCAP) announced today that it will host an investor call and webcast to discuss second quarter 2013 financial results on Thursday, July 25, 2013 at 11a.m. Eastern Time. Chairman, Nicholas S. Schorsch, William M. Kahane, Chief Executive Officer, and Brian S. Block, Chief Financial Officer, will conduct the call and webcast.

Live Conference Call and Webcast Details
Domestic Dial-In Number: 1-888-317-6016

International Dial-In Number: 1-412-317-6016
Canada Dial-In Number: 1-855-669-9657

Webcast: http://www.rcscapital.com/Q2_2013Earningscall/

Conference Call Replay Details
Domestic Dial-In Number: 1-877-344-7529

International Dial-In Number: 1-412-317-0088

Conference ID: 10031643

Date Available: July 25, 2013(one hour after the end of the conference call) to August 2, 2013 at 9:00 AM ET

About RCAP

RCAP is a publicly traded Delaware holding company listed on the New York Stock Exchange that was recently formed to operate and grow businesses focused on the retail direct investment industry. RCAP holds a direct economic interest in Realty Capital Securities, LLC, a FINRA registered wholesale broker-dealer and an investment banking and capital markets business, American National Stock Transfer, LLC, an SEC registered transfer agent, and RCS Advisory Services, LLC, a transaction management services business. Additional information about RCAP can be found on its website at www.rcscapital.com.

Important Notice

The statement in this press release include statements regarding the intent, belief or current expectations of RCAP and members of our management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “may,” “will,” “seeks,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” “should” or similar expressions. Actual results may differ materially from those contemplated by such forward-looking statements, including those set forth in the Risk Factors section of RCAP’s prospectus. Further, forward-looking statements speak only as of the date they are made, and we undertake no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, unless required by law.

Investor Inquiries:

Anthony J. DeFazio	Brian S. Block, EVP & CFO
DDCworks	RCS Capital Corporation
tdefazio@ddcworks.com	bblock@arlcap.com
Ph: 484-342-3600	Ph: 866-904-2988